Gabelli Global Series Funds, Inc.
                              One Corporate Center
                           Rye, New York 10580 - 1434
               The Gabelli Global Interactive Couch Potato(R) Fund
                              First Quarter Report
                                 March 31, 1997

To Our Shareholders:

     The stock market roared out of the blocks in January, but quickly lost momentum as inflation jitters and a slumping bond market muddied the track. In late March, a rate hike by the Federal Reserve and much stronger than expected economic data stampeded equities investors, eroding most of the market's earlier gains. The Dow Jones Industrial Average and Standard & Poor's 500 Index closed the quarter with modest gains of 1.7% and 2.7%, respectively. Smaller stocks continued to lag as evidenced by the Russell 2000 Index's 5.2% decline.

Investment Performance (a)
--------------------------------------------------------------------------------
                                             Quarter
                                ----------------------------------
                                  1st       2nd      3rd       4th      Year
                                  ---       ---      ---       ---      ----
  1997:  Net Asset Value .....  $11.79       --       --        --       --
         Total Return ........    0.3%       --       --        --       --
--------------------------------------------------------------------------------
  1996:  Net Asset Value .....  $12.57     $13.40   $13.22    $11.75   $11.75
         Total Return ........    7.3%       6.6%    (1.3)%    (0.3)%   12.5%
--------------------------------------------------------------------------------
  1995:  Net Asset Value .....  $10.62     $11.28   $12.30    $11.72   $11.72
         Total Return ........    3.6%       6.2%     9.0%     (1.8)%   17.9%
--------------------------------------------------------------------------------
  1994:  Net Asset Value .....  $ 9.90     $ 9.97   $10.54    $10.25   $10.25
         Total Return ........   (1.0)%(b)   0.7%     5.7%     (2.8)%    2.5%(b)
--------------------------------------------------------------------------------

---------------------------------------------
  Average Annual Returns - March 31, 1997 (a)

1 Year...............................    5.3%
3 Year...............................   11.3%
Life of Fund (b).....................   10.4%
---------------------------------------------

                     Dividend History
--------------------------------------------------------
Payment (ex) Date    Rate Per Share   Reinvestment Price
-----------------    --------------   ------------------
December 31, 1996       $1.436               $11.75
December 29, 1995       $0.363               $11.72

(a) Average annual and total returns reflect changes in share price, reinvestment of dividends and are net of expenses. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

(b) From commencement of operations on February 7, 1994.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Interactive Couch Potato(R)

Interactive (in' ter ak' tiv) Having the capacity for communication flow in each direction.*

Couch       (kouch)           An appellation for the heavy user of television,
                              depicted in the metaphor as plopped before the
                              television set like a vegetable with eyes. The
Potato      (po ta' to)       term was coined in the early 1980s by a group
            (pe ta' to)       of Baby Boomers in the San Francisco area
                              who playfully glorified their addiction to the tube. Calling themselves The Couch Potatoes, they formed a national club and published a hilarious newsletter in the couch potato lifestyle containing bizarre recipes for that vital companion to the TV set, the toaster oven. After a burst of enlistments, the club quietly disappeared. All that remains today is the metaphor, and its current use tends to be more pejorative than self-mocking or affectionate.*

* Source: NTC Mass Media Directory.

--------------------------------------------------------------------------------

     For the first quarter ended March 31, 1997, the Gabelli Global Interactive Couch Potato(R) Fund was up 0.3%, compared to the 0.7% return for the average global fund tracked by Lipper Analytical Services Inc. The Lipper average covers 194 global open-end mutual funds which may invest in a diversified group of industry sectors. During the twelve months ended March 31, 1997, the Fund increased 5.3% which compares to a return of 11.1% over the same period for the Lipper global fund average.

     Since inception on February 7, 1994, through March 31, 1997, the Fund achieved a total return of 36.4%, which equates to an average annual return of 10.4%.

THE PORTFOLIO

Global Allocation

     The chart at the right represents the Fund's holdings by geographic region as of March 31, 1997. The geographic allocation will change based on current global market conditions. Countries and/or regions and companies represented in the chart and below may or may not be included in the Fund's portfolio in the future.

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL]

United States               66.9%

Europe                      19.4%

Asia/Pacific Rim             6.7%

Canada                       4.9%

Latin America                2.1%

Equity Mix

     As we have indicated in past discussions, the Interactive Couch Potato's(R) investment premise falls within the context of two main investment universes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications-related services such as basic voice and data.

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL]

Copyright/Creativity       57.2%

Distribution               42.8%

     The chart above depicts our equity mix of the copyright/creativity and distribution companies in our portfolio as of March 31, 1997.

Must Carry

     In an upset rivaling the University of Arizona's victory over Kentucky in the 1997 NCAA basketball championship, the Supreme Court voted 5 to 4 to uphold the "must carry" provision for local broadcast companies. The must carry rule specified that cable television systems must make one-third of their channel capacity available free to local broadcasters. Led by Ted Turner, the cable television industry had challenged the rule on the grounds that it violated their first amendment rights. The industry's economic goal was to free up channel capacity for new cable television networks providing more popular programming and paying the cable operator for channel space. The consensus of the lawyers on both sides of the issue was the cable guys would win. However, the Supreme Court decided that allowing cable operators to exclude local broadcast channels would create undue economic hardship for many broadcasters and threaten the survival of weaker independents.

     Who are the winners and losers? The broadcasters, particularly those with extensive UHF properties get a renewed lease on life as they maintain and in some cases add to their cable audience. The entrenched cable television networks, like International Family Entertainment, Inc. (FAM - $20.375 - NYSE), BET Holdings, Inc. (BTV - $29.625 - NYSE), Gaylord Entertainment Company (GET - $21.50 - NYSE), HSN, Inc. (HSNI - $25.375 - NASDAQ) and Tele-Communications, Inc./Liberty Media Group (LBTYA - $19.9375 - NASDAQ) benefit because with cable channel capacity still restrained, the value of their "slots" with cable operators increase in value. For example, the prospective value of International Family Entertainment to a News Corporation Limited (NWS - $18.00 - NYSE), which is trying to expand distribution of its programming, increases substantially. The biggest losers are the cable television network wannabes who will have to wait until cable operators complete upgrades to their systems before channel space is available.

In This Corner Wearing the Red Trunks . . .

     A heavyweight battle is unfolding between Hilton Hotels Corporation (HLT - $24.25 - NYSE) CEO Stephen Bollenbach and ITT Corporation (ITT - $58.875 - NYSE) Chairman Rand Araskog. Bollenbach landed the first punch with an unsolicited $56 per share offer for ITT. Araskog responded by selling off non-core assets like ITT's 50% ownership of MSG (Madison Square Garden, the Knicks, and the Rangers) to partner Cablevision Systems Corporation (CVC - $29.75 - ASE) and ITT's 6% stake in French telecommunications giant Alsthom SA (ALA - $23.75 - NYSE). ITT's Educational Services and Worldwide Yellow Pages businesses are also on the block. For the time being, Bollenbach is circling the ring waiting for Araskog to counter-attack. What does this wily veteran of many takeover battles have up his sleeve? Our guess is that, aside from serving K-rations to corporate staff, he will further build up his cash reserves for a self tender in the $60 plus per share range. If this happens, we expect Bollenbach to wade in looking for a merger. It's still too early in what should be a full fifteen rounder to predict the winner. We're betting that shareholders of both these firms will benefit from these corporate heavyweights slugging it out.

Let's Talk Stocks

     The following are stock specifics on selected holdings of our Fund. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Cablevision Systems Corporation (CVC - $29.75 - ASE), based in Woodbury, NY, is a major cable TV operator serving 2.7 million subscribers, including managed systems. CVC's cable systems generate average monthly subscriber revenues among the highest in the industry. CVC has signed definitive agreements to purchase ITT's 50% interest in the venture that manages Madison Square Garden for $500 million cash, plus options that bring the transaction's value to almost $690 million. CVC also owns Rainbow Programming which has interests in cable TV networks (Bravo, AMC, News 12 Long Island, and various sports channels). Having already upgraded its cable systems, CVC is well-positioned to offer telephony, high speed data and enhanced video services. We believe CVC's PMV is about $90 per share.

GC Companies, Inc. (GCX - $39.25 - NYSE), is the outcome of the December 1993 spin-off of Harcourt General's movie theater business (General Cinema) in a tax free distribution to shareholders. The result was a pure theatrical motion picture exhibitor with 7.8 million shares outstanding, a strong balance sheet with about $90 million in cash, and a proven wealthbuilder, Chairman Richard Smith, owning 29% of the stock. GC is viewed as an attractive investment on two fronts. As a pure, basic film exhibition business, it offers high returns on investment. GC's theater chain's critical mass increases its bargaining power with film suppliers. The scale of operations optimizes its site capacity by using more efficient multiplexing.

Havas (Sub. Deb. Cv., 3.00%, 12/31/97 - NASDAQ), the second largest multimedia company in Europe, is involved in advertising, publishing and tourism. The company has a good mix of cyclical and non-cyclical businesses. With investments in CANAL+, the pay TV channel; EuroRSCG, Europe's leading advertising consultancy firm; and CLT, one of Europe's main television and radio operators; Havas is in a position to build a powerful multimedia group.

HSN, Inc. (HSNI - $25.375 - NYSE) is the new name for the surviving company resulting from the merger of Silver King Communications Inc., Home Shopping Network Inc. and Savoy Pictures Entertainment. The combined companies will be guided by a new board, chaired by Barry Diller.

News Corporation Ltd. (NWS - $18.00 - NYSE) is engaged in newspaper and magazine publishing and, as the owner of 20th Century Fox and Fox Broadcasting, in film operations and television broadcasting. The company is also engaged in commercial printing, book publishing and distribution, air transportation, record and cassette production and distribution. News Corp. is a global enterprise operating mainly in the United States, United Kingdom, Australia and The Pacific Rim. Satellite television operations include 64% of Star Television and 40% of British Sky Broadcasting.

Tele-Communications, Inc./Liberty Media Group (LBTYA - $19.9375 - NASDAQ) owns a collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner (TWX - $43.25
- NYSE), the world's largest media company. Liberty Media, News Corporation Ltd. (NWS - $18.00 - NYSE), and Tele-Communications International, Inc. (TINTA - $12.875 - NASDAQ) have created a global sports joint-venture, called Fox Sports, that will offer an integrated package of sports programming across network broadcast, national cable, and regional cable channels. Liberty's 49% owned Discovery Communications is a major advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel, and developing businesses such as Discovery Europe and Animal Planet. We consider Liberty Media to be ideally positioned to benefit from expanding distribution channels, including direct broadcast satellite ventures like DirecTV and the Internet.

Telefonica de Espana (TEF - $71.75 - NYSE) is a diversified telecommunications service provider offering services to more than 15 million lines. The company also services a fast growing cellular subscriber base which now exceeds two million subscribers. We consider TEF an ideal way to invest in Latin America, with a diversified portfolio of telecommunication operations in the region. Its portfolio of publicly-traded Latin American companies includes: Compania Telefonos Chile, Telefonica de Argentina S.A. and Compania Peruana de Telefonos. TEF also holds interests in non-public Latin American telecom operations in Mexico, Colombia, Puerto Rico, Uruguay and Venezuela. The company's long-term strategy is to create a Pan-American network, leveraging the Spanish-speaking world. TEF jump-started this effort with its decision to form a global alliance with British Telecom/MCI's Concert plc, which is gaining momentum in the race to become the dominant provider of one-stop shopping for full-service, global telecommunications products.

Time Warner Inc. (TWX - $43.25 - NYSE), having completed its acquisition of Turner Broadcasting in the fourth quarter of 1996, is the world's largest diversified media and publishing company. The combined companies have more than $23 billion in revenues and over $4.5 billion in EBITDA. Together they control a host of powerful media brands, such as CNN, Warner Brothers film, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice-Chairman Ted Turner, Time Warner is now focused on reducing its almost $13 billion debt and simplifying its capital structure. Achievement of both goals would be greatly aided by a successful restructuring of the Time Warner Entertainment partnership with U.S. West Media Group.

Viacom Inc. (VIA - $32.625 - ASE; VIA'B - $33.125 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now divesting non-core assets to reduce debt and is focusing on the global expansion of its media franchises. The company has divested its cable systems subsidiary in a transaction with Tele-Communications, Inc. which has reduced Viacom's debt by $1.7 billion and the number of common shares outstanding by about 4%. Its radio group, Evergreen Media, is being sold for $1.1 billion in cash. Viacom is well-positioned in music (notably MTV) and cable networks such as Nickelodeon, USA (50% interest) and the Sci-Fi Channel.

Minimum Initial Investment - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Furthermore, The Gabelli Global Interactive Couch Potato(R) Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Internet

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at info@gabelli.com.

In Conclusion

     In our year-end 1996 letter to you, we expressed our doubts about the market's ability to duplicate its substantial gains in 1995 and 1996. After getting off to a strong start, the market lost momentum and then sputtered badly at the end of the first quarter of 1997 as strong economic data re-ignited inflationary fears. As we write, the jury is still out on inflation, but long interest rates are above 7%, providing sizeable "real" rates of return. Looking ahead, we anticipate a continually volatile stock market that will have many investors on the edge of their seats. We rest somewhat more comfortably having been through such uneasy times before and having faith that our value oriented discipline will sustain us as it has in the past.

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GICPX. Please call us during the day for further information.

     We thank you for your confidence in our investing abilities and wish you a productive and financially rewarding 1997.

                                   Sincerely,


/s/ Mario J. Gabelli                      /s/ Marc J. Gabelli

Mario J. Gabelli, CFA                     Marc J. Gabelli
President                                 Portfolio Manager


                                          /s/ Ivan Arteaga

                                          Ivan Arteaga, CPA
                                          Associate Portfolio Manager

May 1, 1997

              -----------------------------------------------------
                                Top Ten Holdings
                                 March 31, 1997
                                 --------------
              Viacom, Inc.                     Telefonica de Espana
              Cablevision Systems Corp.        Havas
              HSN, Inc.                        News Corporation Ltd.
              TCI-Liberty Media Group          GC Companies
              Time Warner, Inc.                ITT Corporation
              -----------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments -- March 31, 1997 (Unaudited)
================================================================================
                                                                         Market
   Shares                                                                 Value
   ------                                                                 -----
              COMMON STOCKS -- 95.17%

              COPYRIGHT/CREATIVITY COMPANIES -- 52.38%

              ADVERTISING -- 0.37%
    6,250     More Group ..........................................  $    65,190
    5,000     National Media Corp. ................................       42,500
                                                                     -----------
                                                                         107,690
                                                                     -----------
              CABLE PROGRAMMERS -- 10.39%
   12,500     BET Holdings, Inc.+ .................................      370,312
    5,000     Canal + Spons. ADR ..................................      196,500
   40,000     Flextech plc+ .......................................      409,344
   20,000     Gaylord Entertainment Company .......................      430,000
   15,000     HSN, Inc.+ ..........................................      380,625
   18,125     International Family Entertainment, Inc.+ ...........      369,297
   45,000     Tele-Communications, Inc. / Liberty
                  Media Group Cl. A ...............................      897,188
                                                                     -----------
                                                                       3,053,266
                                                                     -----------
              COMPUTER SOFTWARE & SERVICES -- 5.25%
   20,000     BBN Corporation .....................................      332,500
    6,431     CUC International, Inc. .............................      144,697
    2,500     H & R Block Inc. ....................................       73,437
      500     Intel Corporation ...................................       69,563
    5,000     Microsoft Corporation ...............................      458,438
   20,000     Netcom On-Line Communications
                  Services, Inc. ..................................      192,500
   10,000     Novell Inc. .........................................       95,000
   25,000     NTN Communications, Inc. ............................      104,688
   10,500     StarSight Telecast, Inc. ............................       73,500
                                                                     -----------
                                                                       1,544,323
                                                                     -----------
              ENTERTAINMENT PRODUCTION -- 2.76%
   10,000     All American Communications, Inc.+ ..................      130,633
   10,000     All American Communications,  Inc. Cl. B+ ...........      106,250
    6,100     Ascent Entertainment Group Inc.+ ....................       64,812
   12,000     EMI Group plc ADR ...................................      219,700
   24,000     Golden Harvest Entertainment Ltd. ...................        4,026
    3,000     Grammy Entertainment plc ............................       41,339
   70,000     Shaw Brothers (Hong Kong) Ltd. ......................       72,267
   30,000     Spelling Entertainment Group, Inc. ..................      172,500
                                                                     -----------
                                                                         811,527
                                                                     -----------
              GAMING -- 3.76%
    3,500     Churchill Downs Incorporated ........................      132,125
   10,000     ITT Corporation+ ....................................      588,750
   75,000     Ladbroke Group plc ..................................      276,750
    5,000     Mirage Resorts, Incorporated+ .......................      106,250
                                                                     -----------
                                                                       1,103,875
                                                                     -----------

  Principal
  Amount or                                                              Market
   Shares                                                                 Value
   ------                                                                 -----
              GLOBAL MEDIA AND ENTERTAINMENT -- 13.57%
   35,000     Havas ADR ...........................................  $   649,817
   30,000     News Corporation Limited ADR ........................      540,000
    6,000     News Corporation Limited Preference
                  Shares ADR ......................................       89,250
    1,500     PolyGram NV ADR .....................................       73,875
    7,500     Seagram Company Ltd. ................................      286,875
    1,200     Sony Corporation ADR ................................       82,950
   20,000     Time Warner Inc. ....................................      865,000
   30,000     Viacom Inc. Cl. A+ ..................................      978,750
    5,000     Viacom Inc. Cl. B+ ..................................      165,630
    3,500     Walt Disney Company .................................      255,500
                                                                     -----------
                                                                       3,987,647
                                                                     -----------
              INFORMATION PUBLISHING -- 2.19%
    8,000     Berlitz International, Inc.+ ........................      179,000
   15,000     Data Broadcasting Corporation+ ......................       80,625
    3,000     Elsevier NV Spons. ADR ..............................       94,500
    5,000     Reuters Holdings plc ADR ............................      290,938
                                                                     -----------
                                                                         645,063
                                                                     -----------
              PUBLISHING -- 14.09%
   35,000     American Media Inc. Cl. A+ ..........................      205,624
   20,000     Arnoldo Mondadori Editore SpA+ ......................      125,403
    3,500     Central Newspaper, Inc. Cl. A .......................      175,438
    3,000     E.W. Scripps Company ................................       97,875
      300     Filipacchi Medias ...................................       79,737
   10,000     Golden Books Family Entertainment, Inc.+ ............       92,500
    5,000     Houghton Mifflin Company ............................      270,000
   37,501     Independent Newspapers Ltd. .........................      201,581
    6,000     Knight-Ridder, Inc. .................................      239,250
   10,000     Lee Enterprises, Incorporated .......................      242,500
    6,000     McGraw-Hill Companies, Inc. .........................      306,750
    8,000     Media General, Inc. Cl. A ...........................      227,000
   12,000     Meredith Corporation ................................      277,500
   50,000     Nation  Multimedia Group plc ........................      143,380
    5,000     New York Times Company Cl. A ........................      220,625
   12,000     Pulitzer Publishing Company .........................      519,000
    3,000     Reed International plc ADR ..........................      111,000
  200,000     South China Morning Post Holdings ...................      170,345
    3,500     Times Mirror Company Cl. A ..........................      191,188
   10,000     United Newspapers plc ADR ...........................      243,750
                                                                     -----------
                                                                       4,140,446
                                                                     -----------
              TOTAL COPYRIGHT/CREATIVITY
                  COMPANIES .......................................   15,393,837
                                                                     -----------

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments (Continued) -- March 31, 1997 (Unaudited)
================================================================================
                                                                         Market
   Shares                                                                 Value
   ------                                                                 -----
              DISTRIBUTION COMPANIES -- 42.79%

              BROADCASTING -- 9.08%
   35,000     Ackerley Group, Inc. ................................  $   459,374
    2,000     BHC Communications, Inc. Cl. A+ .....................      210,500
   10,000     CanWest Global Communications Corp. .................      147,399
    2,500     Carlton Communications plc ADR ......................      107,266
    4,635     Chris-Craft Industries, Inc.+ .......................      183,662
      720     Europe 1 Communication ..............................      156,749
    2,000     Fisher Companies Inc. ...............................      242,000
    5,000     Heritage Media Corporation Cl. A+ ...................       91,875
   25,000     Jacor Communications, Inc. - Warrants+ ..............       43,750
    5,000     LIN Television Corporation+ .........................      181,250
      500     Nippon Television Broadcasting ......................      137,047
   15,000     Paxson Communication ................................      161,250
   50,000     Television Broadcasting Ltd. ........................      203,252
    2,000     Television Francaise 1 ..............................      199,787
   10,000     Tokyo Broadcasting System ...........................      142,303
                                                                     -----------
                                                                       2,667,464
                                                                     -----------
              CABLE DISTRIBUTION -- 8.72%
   32,500     Cablevision Systems Corporation Cl. A+ ..............      966,874
   20,000     Comcast UK Cable Partners Limited ...................      222,500
   25,000     Comcast Corporation Class A .........................      409,375
    3,474     Comcast Corporation -  Special Cl. A ................       58,624
    5,000     International CableTel Incorporated .................      105,625
   20,000     Tele-Communications, Inc.  Cl. A ....................      240,000
   25,000     Tele-Communications International, Inc. - A+ ........      321,875
   25,000     United International Holdings Inc. Cl. A ............      237,500
                                                                     -----------
                                                                       2,562,373
                                                                     -----------
              ENTERTAINMENT DISTRIBUTION -- 2.35%
   16,000     GC Companies, Inc. ..................................      628,000
    2,000     Lodgenet Entertainment Corporation ..................       21,000
    5,000     Metromedia International Group, Inc. ................       43,438
                                                                     -----------
                                                                         692,438
                                                                     -----------
              EQUIPMENT -- 3.55%
    2,200     Ericsson (L.M.) Telephone Company ADR ...............       74,387
    7,000     Lucent Technologies, Inc. ...........................      369,250
    2,500     Northern Telecom Limited ............................      163,438
   12,500     Scientific-Atlanta, Inc. ............................      190,625
   20,000     Trans-Lux Corporation ...............................      245,000
                                                                     -----------
                                                                       1,042,700
                                                                     -----------
              INTERNATIONAL TELEPHONE -- 8.74%
   12,500     BC TELECOM Inc. .....................................      273,212
    7,500     BCE Inc. ............................................      345,000
   17,000     Cable & Wireless plc ADR ............................      403,750
   50,000     CPT Telefonica del Peru Cl. B .......................      111,237
        8     Japan Telecom Co. Ltd.+ .............................      135,084
       10     Nippon Telegraph & Telephone Corp. ..................       70,424

  Principal
  Amount or                                                              Market
   Shares                                                                 Value
   ------                                                                 -----
    5,000     Telecomunicacoes Brasileiras S.A.
                  (Telebras) Spons. ADR ...........................  $   511,875
   10,000     Telefonica de Espana ADR ............................      717,500
                                                                     -----------
                                                                       2,568,082
                                                                     -----------
              SATELLITE COMMUNICATIONS -- 2.22%
   15,000     COMSAT Corporation ..................................      365,625
    5,000     General Motors Corporation Cl. H ....................      271,250
    2,000     TCI Satellite Entertainment, Inc.+ ..................       15,500
                                                                     -----------
                                                                         652,375
                                                                     -----------
              TELECOMMUNICATIONS: LONG DISTANCE -- 1.27%
       50     DDI Corp. ...........................................      315,734
    2,500     Teleport Communications Group Inc. Cl. A+ ...........       57,500
                                                                     -----------
                                                                         373,234
                                                                     -----------
              U.S.  REGIONAL OPERATORS -- 0.95%
    6,000     GTE Corporation .....................................      279,750

              WIRELESS COMMUNICATIONS-- 5.91%
    5,000     Advanced Information Service Ltd. ...................       42,725
   12,500     Aerial  Communications,  Inc. .......................       68,750
    5,000     AirTouch Communications, Inc. .......................      115,000
    1,000     American Mobile Satellite Corporation ...............       11,250
   30,000     Centennial Cellular Corp. Cl. A .....................      311,250
    6,000     Himachal Futuristic .................................        7,600
   12,500     NEXTEL  Communications, Inc. Cl. A+ .................      167,188
   10,000     Rogers Communications, Inc. Cl. B+ ..................       62,500
  175,000     Telecom Italia Mobile SpA ...........................      501,612
    6,000     Telephone and Data Systems, Inc. ....................      230,250
    5,000     Vodafone Group plc ADR ..............................      220,625
                                                                     -----------
                                                                       1,738,750
                                                                     -----------
              TOTAL DISTRIBUTION COMPANIES ........................   12,577,166
                                                                     -----------
              TOTAL COMMON STOCKS .................................   27,971,003
                                                                     -----------
              CONVERTIBLE CORPORATE BONDS -- 2.72%

              CABLE PROGRAMMERS -- 1.77%
 $500,000     HSN, Inc. Sub. Deb. Cv.
                  5.875%, 03/01/06 ................................      520,000
                                                                     -----------
              ENTERTAINMENT -- 0.78%
   50,000     Savoy Pictures Entertainment, Inc.
                  7.00%, 07/01/03 .................................       41,750
  200,000     Viacom Inc. Sub. Deb. Cv.
                  8.00%, 07/07/06 .................................      187,250
                                                                     -----------
                                                                         229,000
                                                                     -----------

The Gabelli Global Interactive Couch Potato(R) Fund
Portfolio of Investments (Continued) -- March 31, 1997 (Unaudited)
================================================================================
  Principal
  Amount or                                                              Market
   Shares                                                                 Value
   ------                                                                 -----
                 MEDIA -- 0.17%
  218,750(a)     Havas Sub. Deb. Cv.
                     3.00%, 12/31/97 ..............................  $    49,339
                                                                     -----------
                 TOTAL CONVERTIBLE
                     CORPORATE BONDS ..............................      798,339
                                                                     -----------
                 CONVERTIBLE PREFERRED STOCKS -- 0.09%

                 PUBLISHING -- 0.09%
      500        Golden Books Family Entertainment, Inc.
                     8.75% Cv. Pfd. ...............................       26,000
                                                                     -----------
                 TOTAL CONVERTIBLE
                     PREFERRED STOCKS .............................       26,000
                                                                     -----------
                 PREFERRED STOCK -- 0.04%

                 EQUIPMENT -- 0.04%
      200        Nokia Group AB Preference ........................       11,650
                                                                     -----------
                 TOTAL PREFERRED STOCK ............................       11,650
                                                                     -----------
                 U.S. GOVERMENT OBLIGATIONS -- 0.34%
 $100,000        U.S. Treasury Bills 5.15%, Due 05/22/97 ..........       99,270
                                                                     -----------
                 TOTAL U.S. GOVERMENT OBLIGATIONS .................       99,270
                                                                     -----------
                 TOTAL INVESTMENTS -- 98.36% ......................   28,906,262
                 Other Assets Less Liabilities -- 1.64%
                     (2,492150.083 Shares outstanding) ............      483,159
                                                                     -----------
                 NET ASSETS -- 100.00% ............................  $29,389,421
                                                                     ===========
                 Net Asset Value And Redemption
                     Price Per Share ..............................       $11.79
                                                                          ======

-----------
 +  Non-income producing security.
(a) Principal amount denoted in French Francs

                        Gabelli Global Series Funds, Inc.
               The Gabelli Global Interactive Couch Potato(R) Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

              Board of Directors
Mario J. Gabelli, CFA            Karl Otto Pohl
Chairman and Chief               Former President
Investment Officer               Deutsche Bundesbank
Gabelli Funds, Inc.

Felix J. Christiana              Werner J. Roeder, MD
Former Senior                    Director of Surgery
Vice President                   Lawrence Hospital
Dollar Dry Dock Savings Bank

Anthony J. Colavita              Anthonie C. van Ekris
Attorney-at-Law                  Managing Director
Anthony J. Colavita, P.C.        BALMAC International, Inc.

John D. Gabelli
Vice President
Gabelli & Company,Inc

        Officers and Portfolio Managers
Mario J. Gabelli, CFA            Bruce N. Alpert
President                        Vice President
                                 and Treasurer

Marc J. Gabelli                  James E. McKee
Portfolio Manager                Secretary

Ivan Arteaga, CPA
Associate Portfolio Manager

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Interactive Couch Potato(R) Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

-------------------------------


            [PHOTO]


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The
Gabelli
Global
Interactive
Couch Potato(R)
Fund

FIRST QUARTER REPORT
      MARCH 31, 1997